EXHIBIT 99.1
Court File No. CV13-10069-00CL
ONTARIO
SUPERIOR COURT OF JUSTICE
COMMERCIAL LIST

THE HONOURABLE MR. JUSTICE MORAWETZ	) ) )	MONDAY, THE15TH DAY OF APRIL, 2013

APPLICATION UNDER SECTION 243(1) OF THE BANKRUPTCY AND INSOLVENCY ACT, R.S.C. 1985, c.B-3, AS AMENDED AND SECTION 101 OF THE COURTS OF JUSTICE ACT, R.S.O. 1990, C. C.43, AS AMENDED

BANK OF AMERICA, N.A.,
as Administrative Agent
Applicant
- and -
CPI CORP., CPI PORTRAIT STUDIOS OF CANADA CORP. and
CPI CANADIAN IMAGES
Respondents
ORDER
(Appointment of Receiver)
THIS APPLICATION made by the Applicant for an Order pursuant to section 243(1) of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3, as amended (the "BIA") and section 101 of the Courts of Justice Act, R.S.O. 1990, c. C.43, as amended (the "CJA") appointing Duff & Phelps Canada Restructuring Inc. (“Duff & Phelps”) as receiver and receiver and manager (in such capacities, the "Receiver") without security, of all of the assets, undertakings and properties of CPI Corp., an unlimited liability company organized under the laws of Nova Scotia, CPI Portrait Studios

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of Canada Corp., an unlimited liability company organized under the laws of Nova Scotia, and CPI Canadian Images, an Ontario partnership (collectively, the "Debtor"), acquired for, or used in relation to a business carried on by the Debtor, was heard this day at 330 University Avenue, Toronto, Ontario.
ON READING the affidavit of Colin J. McClary sworn April 12, 2013 (the “McClary Affidavit”) and the Exhibits thereto and the pre-filing report of Duff & Phelps dated April 12, 2013 (the “Pre-Filing Report”), and on hearing the submissions of counsel for the Applicant, the Debtor, the proposed Receiver, Wal-Mart Canada Corp. and Sears Canada Inc., no one else on the service list appearing although duly served as appears from the affidavit of service of Jenna Willis sworn April 12, 2013, and on reading the consent of Duff & Phelps to act as the Receiver,
SERVICE
1.THIS COURT ORDERS that the time for service of the Notice of Application and the Application is hereby abridged and validated so that this application is properly returnable today and hereby dispenses with further service thereof.
APPOINTMENT
2.    THIS COURT ORDERS that pursuant to section 243(1) of the BIA and section 101 of the CJA, Duff & Phelps is hereby appointed Receiver, without security, of all of the assets, undertakings and properties of the Debtor acquired for, or used in relation to a business carried on by the Debtor, including all proceeds thereof (the "Property").
RECEIVER’S POWERS
3.    THIS COURT ORDERS that the Receiver is hereby empowered and authorized, but not obligated, to act at once in respect of the Property and, without in any way limiting the generality of the foregoing, the Receiver is hereby expressly empowered and authorized to do any of the following where the Receiver considers it necessary or desirable:

(a)	to take possession of and exercise control over the Property and any and all proceeds, receipts and disbursements arising out of or from the Property;

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(b)
to receive, preserve, and protect of the Property, or any part or parts thereof, including, but not limited to, the changing of locks and security codes, the relocating of Property to safeguard it, the engaging of independent security personnel, the taking of physical inventories and the placement of such insurance coverage as may be necessary or desirable;

(c)
to manage, operate, and carry on the business of the Debtor, including the powers to enter into any agreements, incur any obligations in the ordinary course of business, cease to carry on all or any part of the business, or cease to perform any contracts of the Debtor;

(d)
to engage consultants, appraisers, agents, experts, auditors, accountants, managers, counsel and such other persons from time to time and on whatever basis, including on a temporary basis, to assist with the exercise of the Receiver's powers and duties, including without limitation those conferred by this Order;

(e)	to purchase or lease such machinery, equipment, inventories, supplies, premises or other assets to continue the business of the Debtor or any part or parts thereof;

(f)
to receive and collect all monies and accounts now owed or hereafter owing to the Debtor, including without limitation any amounts now owed or hereafter owing to the Debtor by Sears Canada Inc., and to exercise all remedies of the Debtor in collecting such monies, including, without limitation, to enforce any security held by the Debtor;

(g)	to settle, extend or compromise any indebtedness owing to the Debtor;

(h)
to execute, assign, issue and endorse documents of whatever nature in respect of any of the Property, whether in the Receiver's name or in the name and on behalf of the Debtor, for any purpose pursuant to this Order;

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(i)	to undertake environmental or workers' health and safety assessments of the Property and operations of the Debtor;

(j)
to initiate, prosecute and continue the prosecution of any and all proceedings and to defend all proceedings now pending or hereafter instituted with respect to the Debtor, the Property or the Receiver, and to settle or compromise any such proceedings. The authority hereby conveyed shall extend to such appeals or applications for judicial review in respect of any order or judgment pronounced in any such proceeding;

(k)
to market any or all of the Property, including advertising and soliciting offers in respect of the Property or any part or parts thereof and negotiating such terms and conditions of sale as the Receiver in its discretion may deem appropriate;

(l)	to sell, convey, transfer, lease or assign the Property or any part or parts thereof out of the ordinary course of business,

(i)	without the approval of this Court in respect of any transaction not exceeding $300,000, provided that the aggregate consideration for all such transactions does not exceed $500,000; and

(ii)	with the approval of this Court in respect of any transaction in which the purchase price or the aggregate purchase price exceeds the applicable amount set out in the preceding clause;
and in each such case notice under subsection 63(4) of the Ontario Personal Property Security Act, or such other equivalent statute in other provinces as may be applicable, shall not be required, and in each case the Ontario Bulk Sales Act shall not apply;

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(m)
to apply for any vesting order or other orders necessary to convey the Property or any part or parts thereof to a purchaser or purchasers thereof, free and clear of any liens or encumbrances affecting such Property;

(n)
to report to, meet with and discuss with such affected Persons (as defined below) as the Receiver deems appropriate on all matters relating to the Property and the receivership, and to share information, subject to such terms as to confidentiality as the Receiver deems advisable;

(o)	to register a copy of this Order and any other Orders in respect of the Property against title to any of the Property;

(p)
to apply for any permits, licences, approvals or permissions as may be required by any governmental authority and any renewals thereof for and on behalf of and, if thought desirable by the Receiver, in the name of the Debtor;

(q)
to enter into agreements with any trustee in bankruptcy appointed in respect of the Debtor, including, without limiting the generality of the foregoing, the ability to enter into occupation agreements for any property owned or leased by the Debtor;

(r)	to exercise any shareholder, partnership, joint venture or other rights which the Debtor may have; and

(s)	to take any steps reasonably incidental to the exercise of these powers or the performance of any statutory obligations;
and in each case where the Receiver takes any such actions or steps, it shall be exclusively authorized and empowered to do so, to the exclusion of all other Persons (as defined below), including the Debtor, and without interference from any other Person.
DUTY TO PROVIDE ACCESS AND CO-OPERATION TO THE RECEIVER

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4.    THIS COURT ORDERS that (i) the Debtor, (ii) all of its current and former directors, officers, employees, agents, accountants, legal counsel and shareholders, and all other persons acting on its instructions or behalf, and (iii) all other individuals, firms, corporations, governmental bodies or agencies, or other entities having notice of this Order (all of the foregoing, collectively, being "Persons" and each being a "Person") shall forthwith advise the Receiver of the existence of any Property in such Person's possession or control, shall grant immediate and continued access to the Property to the Receiver, and shall deliver all such Property to the Receiver upon the Receiver's request.
5.    THIS COURT ORDERS that all Persons shall forthwith advise the Receiver of the existence of any books, documents, securities, contracts, orders, corporate and accounting records, and any other papers, records and information of any kind related to the business or affairs of the Debtor, and any computer programs, computer tapes, computer disks, or other data storage media containing any such information (the foregoing, collectively, the "Records") in that Person's possession or control, and shall provide to the Receiver or permit the Receiver to make, retain and take away copies thereof and grant to the Receiver unfettered access to and use of accounting, computer, software and physical facilities relating thereto, provided however that nothing in this paragraph 5 or in paragraph 6 of this Order shall require the delivery of Records, or the granting of access to Records, which may not be disclosed or provided to the Receiver due to the privilege attaching to solicitor-client communication or due to statutory provisions prohibiting such disclosure.
6.    THIS COURT ORDERS that if any Records are stored or otherwise contained on a computer or other electronic system of information storage, whether by independent service provider or otherwise, all Persons in possession or control of such Records shall forthwith give unfettered access to the Receiver for the purpose of allowing the Receiver to recover and fully copy all of the information contained therein whether by way of printing the information onto paper or making copies of computer disks or such other manner of retrieving and copying the information as the Receiver in its discretion deems expedient, and shall not alter, erase or destroy any Records without the prior written consent of the Receiver. Further, for the purposes of this paragraph, all Persons shall provide the Receiver with all such assistance in gaining immediate access to the information in the Records as the Receiver may in its discretion require including providing the Receiver with

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instructions on the use of any computer or other system and providing the Receiver with any and all access codes, account names and account numbers that may be required to gain access to the information.
NO PROCEEDINGS AGAINST THE RECEIVER
7.    THIS COURT ORDERS that no proceeding or enforcement process in any court or tribunal (each, a "Proceeding"), shall be commenced or continued against the Receiver except with the written consent of the Receiver or with leave of this Court.
NO PROCEEDINGS AGAINST THE DEBTOR OR THE PROPERTY
8.    THIS COURT ORDERS that no Proceeding against or in respect of the Debtor or the Property shall be commenced or continued except with the written consent of the Receiver or with leave of this Court and any and all Proceedings currently under way against or in respect of the Debtor or the Property are hereby stayed and suspended pending further Order of this Court.
NO EXERCISE OF RIGHTS OR REMEDIES
9.    THIS COURT ORDERS that all rights and remedies against the Debtor, the Receiver, or affecting the Property, are hereby stayed and suspended except with the written consent of the Receiver or leave of this Court, provided however that this stay and suspension does not apply in respect of any "eligible financial contract" as defined in the BIA, and further provided that nothing in this paragraph shall (i) empower the Receiver or the Debtor to carry on any business which the Debtor is not lawfully entitled to carry on, (ii) exempt the Receiver or the Debtor from compliance with statutory or regulatory provisions relating to health, safety or the environment, (iii) prevent the filing of any registration to preserve or perfect a security interest, or (iv) prevent the registration of a claim for lien.
NO INTERFERENCE WITH THE RECEIVER
10.    THIS COURT ORDERS that no Person shall discontinue, fail to honour, alter, interfere with, repudiate, terminate or cease to perform any right, renewal right, contract, agreement, licence or permit in favour of or held by the Debtor, without written consent of the Receiver or leave of this Court.

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CONTINUATION OF SERVICES
11.    THIS COURT ORDERS that all Persons having oral or written agreements with the Debtor or statutory or regulatory mandates for the supply of goods and/or services, including without limitation, all computer software, communication and other data services, centralized banking services, payroll services, insurance, transportation services, utility or other services to the Debtor are hereby restrained until further Order of this Court from discontinuing, altering, interfering with or terminating the supply of such goods or services as may be required by the Receiver, and that the Receiver shall be entitled to the continued use of the Debtor's current telephone numbers, facsimile numbers, internet addresses and domain names, provided in each case that the normal prices or charges for all such goods or services received after the date of this Order are paid by the Receiver in accordance with normal payment practices of the Debtor or such other practices as may be agreed upon by the supplier or service provider and the Receiver, or as may be ordered by this Court.
RECEIVER TO HOLD FUNDS
12.    THIS COURT ORDERS that all funds, monies, cheques, instruments, and other forms of payments received or collected by the Receiver from and after the making of this Order from any source whatsoever, including without limitation the sale of all or any of the Property and the collection of any accounts receivable in whole or in part, whether in existence on the date of this Order or hereafter coming into existence, shall be deposited into one or more new accounts to be opened by the Receiver (the "Post Receivership Accounts") and the monies standing to the credit of such Post Receivership Accounts from time to time, net of any disbursements provided for herein, shall be held by the Receiver to be paid in accordance with the terms of this Order or any further Order of this Court.
13.    THIS COURT ORDERS that in order to facilitate deposits to the Post Receivership Accounts, the Receiver shall be entitled, but not obligated, to continue to utilize the Debtor’s central cash management system currently in place as described in the McClary Affidavit or replace it with another substantially similar central cash management system (the "Cash Management System") and that any present or future bank providing the Cash Management System shall not be under any

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obligation whatsoever to inquire into the propriety, validity or legality of any transfer, payment, collection or other action taken under the Cash Management System, or as to the use or application by the Debtor or the Receiver of funds transferred, paid, collected or otherwise dealt with in the Cash Management System, shall be entitled to provide the Cash Management System without any liability in respect thereof to any Person other than the Debtor, pursuant to the terms of the documentation applicable to the Cash Management System.
EMPLOYEES
14.    THIS COURT ORDERS that all employees of the Debtor shall remain the employees of the Debtor until such time as the Receiver, on the Debtor's behalf, may terminate the employment of such employees. The Receiver shall not be liable for any employee-related liabilities, including any successor employer liabilities as provided for in section 14.06(1.2) of the BIA, other than such amounts as the Receiver may specifically agree in writing to pay, or in respect of its obligations under sections 81.4(5) or 81.6(3) of the BIA or under the Wage Earner Protection Program Act.
PIPEDA
15.    THIS COURT ORDERS that, pursuant to clause 7(3)(c) of the Canada Personal Information Protection and Electronic Documents Act, the Receiver shall disclose personal information of identifiable individuals to prospective purchasers or bidders for the Property and to their advisors, but only to the extent desirable or required to negotiate and attempt to complete one or more sales of the Property (each, a "Sale"). Each prospective purchaser or bidder to whom such personal information is disclosed shall maintain and protect the privacy of such information and limit the use of such information to its evaluation of the Sale, and if it does not complete a Sale, shall return all such information to the Receiver, or in the alternative destroy all such information. The purchaser of any Property shall be entitled to continue to use the personal information provided to it, and related to the Property purchased, in a manner which is in all material respects identical to the prior use of such information by the Debtor, and shall return all other personal information to the Receiver, or ensure that all other personal information is destroyed.
LIMITATION ON ENVIRONMENTAL LIABILITIES

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16.    THIS COURT ORDERS that nothing herein contained shall require the Receiver to occupy or to take control, care, charge, possession or management (separately and/or collectively, "Possession") of any of the Property that might be environmentally contaminated, might be a pollutant or a contaminant, or might cause or contribute to a spill, discharge, release or deposit of a substance contrary to any federal, provincial or other law respecting the protection, conservation, enhancement, remediation or rehabilitation of the environment or relating to the disposal of waste or other contamination including, without limitation, the Canadian Environmental Protection Act, the Ontario Environmental Protection Act, the Ontario Water Resources Act, or the Ontario Occupational Health and Safety Act and regulations thereunder (the "Environmental Legislation"), provided however that nothing herein shall exempt the Receiver from any duty to report or make disclosure imposed by applicable Environmental Legislation. The Receiver shall not, as a result of this Order or anything done in pursuance of the Receiver's duties and powers under this Order, be deemed to be in Possession of any of the Property within the meaning of any Environmental Legislation, unless it is actually in possession.
LIMITATION ON THE RECEIVER’S LIABILITY
17.    THIS COURT ORDERS that the Receiver shall incur no liability or obligation as a result of its appointment or the carrying out the provisions of this Order, save and except for any gross negligence or wilful misconduct on its part, or in respect of its obligations under sections 81.4(5) or 81.6(3) of the BIA or under the Wage Earner Protection Program Act. Nothing in this Order shall derogate from the protections afforded the Receiver by section 14.06 of the BIA or by any other applicable legislation.
RECEIVER'S ACCOUNTS
18.    THIS COURT ORDERS that the Receiver and counsel to the Receiver shall be paid their reasonable fees and disbursements, in each case at their standard rates and charges, and that the Receiver and counsel to the Receiver shall be entitled to and are hereby granted a charge (the "Receiver's Charge") on the Property, as security for such fees and disbursements, both before and after the making of this Order in respect of these proceedings, and that the Receiver's Charge shall form a first charge on the Property in priority to all security interests, trusts, liens, charges and

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encumbrances, statutory or otherwise (each, an “Encumbrance”), in favour of any Person, except for any Encumbrance in favour of a Person who was not given notice of this application, including without limitation, beneficiaries of a statutory deemed trust under the Pension Benefits Act (Ontario), if any, and subject to sections 14.06(7), 81.4(4), and 81.6(2) of the BIA.
19.    THIS COURT ORDERS that the Receiver and its legal counsel shall pass its accounts from time to time, and for this purpose the accounts of the Receiver and its legal counsel are hereby referred to a judge of the Commercial List of the Ontario Superior Court of Justice.
20.    THIS COURT ORDERS that prior to the passing of its accounts, the Receiver shall be at liberty from time to time to apply reasonable amounts, out of the monies in its hands, against its fees and disbursements, including legal fees and disbursements, incurred at the normal rates and charges of the Receiver or its counsel, and such amounts shall constitute advances against its remuneration and disbursements when and as approved by this Court.
FUNDING OF THE RECEIVERSHIP
21.    THIS COURT ORDERS that the Receiver be at liberty and it is hereby empowered to borrow from the Applicant, by way of a revolving credit or otherwise, such monies from time to time as it may consider necessary or desirable, provided that the outstanding principal amount does not exceed $400,000 (or such greater amount as this Court may by further Order authorize) at any time, at such rate or rates of interest as it deems advisable for such period or periods of time as it may arrange, for the purpose of funding the exercise of the powers and duties conferred upon the Receiver by this Order, including interim expenditures. The whole of the Property shall be and is hereby charged by way of a fixed and specific charge (the "Receiver's Borrowings Charge") as security for the payment of the monies borrowed, together with interest and charges thereon, in priority to all Encumbrances in favour of any Person, but subordinate in priority to (i) any Encumbrance in favour of a Person who was not given notice of this application, including without limitation, beneficiaries of a statutory deemed trust under the Pension Benefits Act (Ontario), if any, (ii) the Receiver’s Charge, and (iii) the charges as set out in sections 14.06(7), 81.4(4), and 81.6(2) of the BIA.

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22.    THIS COURT ORDERS that neither the Receiver's Borrowings Charge nor any other security granted by the Receiver in connection with its borrowings under this Order shall be enforced without leave of this Court.
23.    THIS COURT ORDERS that the Receiver is at liberty and authorized to issue certificates substantially in the form annexed as Schedule "A" hereto (the "Receiver’s Certificates") for any amount borrowed by it pursuant to this Order.
24.    THIS COURT ORDERS that the monies from time to time borrowed by the Receiver pursuant to this Order or any further order of this Court and any and all Receiver’s Certificates evidencing the same or any part thereof shall rank on a pari passu basis, unless otherwise agreed to by the holders of any prior issued Receiver's Certificates.
NOTICE TO PENSION PLAN MEMBERS
25.    THIS COURT ORDERS that the Receiver shall give notice in writing of (i) its appointment, and (ii) the Comeback Motion (as defined in the Pre-Filing Report) to all persons who, according to the books and records of CPI Corp. are entitled to benefits under the Pension Plan (as defined in the Pre-Filing Report) (the “Pension Plan Beneficiaries”) as soon as practicable after the granting of this order by sending to Pension Plan Beneficiaries by ordinary mail, electronic mail, courier, or personal service to their last known address according to the books and records of CPI Corp. a notice substantially in the form attached as Schedule “B” hereto (the “Form of Notice”) and by posting a copy of the Receiver’s motion record for the Comeback Motion as soon as practicable on its website at the following address:
http://www.duffandphelps.com/services/restructuring/Pages/RestructuringCases.aspx.
26.    THIS COURT ORDERS that the Form of Notice and the method of providing notice of the Comeback Motion on Pension Plan Beneficiaries set out in paragraph 25 above be and are hereby approved.
SERVICE AND NOTICE

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27.    THIS COURT ORDERS that, in addition to the service requirement in respect of Pension Plan Beneficiaries set out in paragraph 25 of this Order, the Receiver be at liberty to serve this Order, any other materials and orders in these proceedings, and any notices or other correspondence, by forwarding true copies thereof by prepaid ordinary mail, courier, personal delivery or electronic transmission to the Debtor’s creditors or other interested parties at their respective addresses as last shown on the records of the Debtor and that such service or notice by courier, personal delivery or electronic transmission shall be deemed to be received on the next business day following the date of forwarding thereof, or if sent by ordinary mail, on the third business day after mailing.
28.    THIS COURT ORDERS that the Applicant, the Receiver, and any party who has filed a Notice of Appearance in these proceedings may serve any court materials in these proceedings by e-mailing a PDF or other electronic copy of such materials to counsel’s email addresses as recorded on the Service List from time to time, and the Receiver may post a copy of any or all such materials on its website at:
http://www.duffandphelps.com/services/restructuring/Pages/RestructuringCases.aspx
GENERAL
29.    THIS COURT ORDERS that the Receiver may from time to time apply to this Court for advice and directions in the discharge of its powers and duties hereunder.
30.    THIS COURT ORDERS that nothing in this Order shall prevent the Receiver from acting as a trustee in bankruptcy of the Debtor.
31.    THIS COURT HEREBY REQUESTS the aid and recognition of any court, tribunal, regulatory or administrative body having jurisdiction in Canada or in the United States to give effect to this Order and to assist the Receiver and its agents in carrying out the terms of this Order. All courts, tribunals, regulatory and administrative bodies are hereby respectfully requested to make such orders and to provide such assistance to the Receiver, as an officer of this Court, as may be necessary or desirable to give effect to this Order or to assist the Receiver and its agents in carrying out the terms of this Order. Any trustee in bankruptcy appointed in respect of the Debtor’s direct

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or indirect parent or parents is hereby requested to aid and assist the Receiver and its agents in carrying out the terms of this Order.
32.    THIS COURT ORDERS that the Receiver be at liberty and is hereby authorized and empowered to apply to any court, tribunal, regulatory or administrative body, wherever located, for the recognition of this Order and for assistance in carrying out the terms of this Order, and that the Receiver is authorized and empowered to act as a representative in respect of the within proceedings for the purpose of having these proceedings recognized in a jurisdiction outside Canada.
33.    THIS COURT ORDERS that the Applicant shall have its costs of this application, up to and including entry and service of this Order, provided for by the terms of the Applicant’s security or, if not so provided by the Applicant's security, then on a substantial indemnity basis to be paid by the Receiver from the Debtor's estate with such priority and at such time as this Court may determine.
34.    THIS COURT ORDERS that any interested party may apply to this Court to vary or amend this Order on not less than seven (7) days' notice to the Receiver and to any other party likely to be affected by the order sought or upon such other notice, if any, as this Court may order.
35.    THIS COURT ORDERS that the Comeback Motion (as defined in the Pre-Filing Report) shall be returnable on April 30, 2013.

/s/________________________________________

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SCHEDULE "A"
RECEIVER CERTIFICATE
CERTIFICATE NO.
AMOUNT $
1.    THIS IS TO CERTIFY that Duff & Phelps Canada Restructuring Inc., the receiver and receiver and manager (the "Receiver") of the assets, undertakings and properties of CPI Corp., CPI Portrait Studios of Canada Corp. and CPI Canadian Images (collectively, the “Debtor”) acquired for, or used in relation to a business carried on by the Debtor, including all proceeds thereof (collectively, the “Property”) appointed by Order of the Ontario Superior Court of Justice (Commercial List) (the "Court") dated the       of MONTH, 20YR (the "Order") made in an action having Court file number      -CL-     , has received as such Receiver from the holder of this certificate (the "Lender") the principal sum of $     , being part of the total principal sum of $400,000 which the Receiver is authorized to borrow under and pursuant to the Order.
2.    The principal sum evidenced by this certificate is payable on demand by the Lender with interest thereon calculated and compounded [daily][monthly not in advance on the       day of each month] after the date hereof at a notional rate per annum equal to the rate of       per cent above the prime commercial lending rate of Bank of       from time to time.
3.    Such principal sum with interest thereon is, by the terms of the Order, together with the principal sums and interest thereon of all other certificates issued by the Receiver pursuant to the Order or to any further order of the Court, a charge upon the whole of the Property, in priority to the security interests of any other person, but subject to the priority of the charges set out in the Order and in the Bankruptcy and Insolvency Act, and the right of the Receiver to indemnify itself out of such Property in respect of its remuneration and expenses.
4.    All sums payable in respect of principal and interest under this certificate are payable at the main office of the Lender at Toronto, Ontario.
5.    Until all liability in respect of this certificate has been terminated, no certificates creating charges ranking or purporting to rank in priority to this certificate shall be issued by the Receiver

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to any person other than the holder of this certificate without the prior written consent of the holder of this certificate.
6.    The charge securing this certificate shall operate so as to permit the Receiver to deal with the Property as authorized by the Order and as authorized by any further or other order of the Court.
7.    The Receiver does not undertake, and it is not under any personal liability, to pay any sum in respect of which it may issue certificates under the terms of the Order.
DATED the       day of MONTH, 20YR.

DUFF & PHELPS CANADA RESTRUCTURING INC., solely in its capacity as Receiver of the Property, and not in its personal capacity
Per:
Name:
Title:

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SCHEDULE "B"
FORM OF NOTICE TO PENSION PLAN BENEFICIARIES

NOTICE OF MOTION TO PENSION PLAN BENEFICIARIES

TO:	BENEFICIARIES OF THE PENSION PLAN FOR CANADIAN EMPLOYEES OF CPI CORP. (the “Pension Plan”)
RE:	RECEIVERSHIP OF CPI CORP., CPI PORTRAIT STUDIOS OF CANADA CORP. AND CPI CANADIAN IMAGES (collectively, the “Companies”)
RE:	MOTION AFFECTING BENEFICIARIES OF THE PENSION PLAN (the “Pension Plan Beneficiaries”)
DATE:	April [●], 2013

We are writing to inform you that by Order of the Ontario Superior Court of Justice (Commercial List) dated ● 2013, Duff & Phelps Canada Restructuring Inc. was appointed as receiver and receiver and manager (in such capacities, the “Receiver”) without security of all of the assets, undertaking and properties of the Companies (the “Receivership Order”).
On [April ● , 2013 at 10:00 a.m.], the Receiver has scheduled a hearing at the Ontario Superior Court of Justice (Commercial List) in Toronto to, among other things, (i) seek approval from the Court for the Receiver to make, on behalf of the Companies, special payments on a monthly basis in respect of the going concern unfunded liability and the solvency deficiency in the Pension Plan; (ii) amend the Receivership Order to provide that the priority provided to the Receiver’s Charge and Receiver’s Borrowings Charge (as such terms are defined in the Receivership Order) as set out in the Receivership Order shall be extended so that they are in priority to any beneficiary of a statutory deemed trust that is in existence now, or may in the future arise, under the Pension Benefit Act (Ontario); (iii) seek the approval by the Court for the Receiver’s proposal to deal with the future administration of the Pension Plan; (iv) seek the direction of the Court to cause the Company to make payments on account of certain obligations of the Company that arose prior to the Receiver’s appointment; and seek any necessary directions regarding interim management appointments.
This motion will be heard on [●] 2013, at [10:00 a.m.] or as soon after that time as the Court can accommodate, at 330 University Avenue, Toronto, Ontario. Court rooms are located on the 8th floor.
YOU ARE HEREBY NOTIFIED THAT this motion and any order issued by the Court in respect thereto may affect your legal rights and interests as Pension Plan Beneficiaries. Accordingly, we encourage you to obtain legal or financial advice so that you can better understand your personal circumstances. Neither the Companies nor the Receiver can provide advice to you with respect to your rights. However, the Receiver can provide general

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information regarding the motion if contacted at the number below and direct you to resources that may be available to assist you.
In order to provide you with more information, the Receiver has posted on its website copies of the court orders and other court documents which relate to this proceeding, including a copy of the Receivership Order. The Receiver’s motion record, providing further details with respect to the Receiver’s motion on ●, 2013, will be posted on this website as soon as it is available. Those materials are available on the following web page: ●
If you do not have access to the Internet or would otherwise like to receive a hard copy of the court materials, please contact the Receiver at the following telephone numbers: 416-932-6207 or 416-932-6012.
If you would like to receive notice of all further matters in connection with the receivership of the Companies, please contact the Receiver to indicate this request and to provide your contact information. The Receiver can be contacted by email at: ●, or by telephone at 416-932-6207 or 416-932-6012.

Duff & Phelps Canada Restructuring Inc.
in its capacity as Court-appointed Receiver
and Receiver and Manager of CPI Corp., CPI
Portrait Studios of Canada Corp. and CPI
Canadian Images, and not in its personal capacity

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Court File No. CV13-10069-00CL BANK OF AMERICA, N.A., as Administrative Agent V. CPI CORP. et al Applicant Respondents
ONTARIO SUPERIOR COURT OF JUSTICE (COMMERCIAL LIST) Proceeding commenced at Toronto
ORDER (Appointment of Receiver)

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BLAKE, CASSELS & GRAYDON LLP

Box 40, Commerce Court West

Toronto, Ontario  M5L 1A9
Linc Rogers  LSUC#: 43562N

Tel: (416) 863-4168

Email: linc.rogers@blakes.com
Katherine McEachern LSUC# 38345M

Tel: (416) 863-2566

Email: katherine.mceachern@blakes.com
Jenna Willis LSUC#58498U

Tel: (416) 863-3348
Email: jenna.willis@blakes.com
Fax: (416) 863-2653
Lawyers for the Applicant

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